UNITED STATES

             SECURITIES AND EXCHANGE COMMISSION

                   WASHINGTON, D.C. 20549


                          FORM 8-K

                       CURRENT REPORT



Pursuant  to  Section 13 or 15(d) of the Securities  Exchange
     Act of 1934

Date  of  Report (Date of earliest event reported)  July  11, 1995

       National Capital Management Corporation
(Exact name of registrant as specified in its charter)

     Delaware                   0-16819         94-3054267
(State or other jurisdiction    (Commission    (I.R.S. Employer
  of  incorporation)            File Number)   Identification No.)

50 California Street, San Francisco,   CA            94111
(Address of principal executive offices)          (Zip Code)

Registrant's telephone number, including area code (415)989-2661


(Former name or former address, if changed from last report.)
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                          FORM 8-K


Item 5.     Other Events

Pursuant to the approval of the stockholders on June 28, 1995, the Registrant implemented a reverse stock split which was effective July 11, 1995, whereby each three shares of common stock was converted into one share of Common Stock. As a result of the reverse stock split, the Registrant has 6,666,666 shares of authorized common stock, of which 1,650,524 are issued and outstanding. All such shares are of the par value of $.01.


Item 7.   Financial Statements and Exhibits

The following documents are filed as part of this report:

(c)   Exhibits:
       3(ii).3  Certificate  of  Amendment  of
                Certificate  of  Incorporation  of   National
                Capital  Management  Corporation  dated  June
                29,1995.
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                         Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           NATIONAL CAPITAL
                           MANAGEMENT CORPORATION


Date:  July 12, 1995       By:  \s\ Leslie A. Filler
                                Leslie A. Filler
                                Principal Financial Officer and
                                Principal Accounting Officer